                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported):  May 2, 2001



                        LONE STAR TECHNOLOGIES, INC.
            (Exact name of registrant as specified in its charter)



         Delaware                  1-12881                      75-2085454
(State or other jurisdiction    (Commission                   (IRS Employer
      of incorporation)         File Number)                Identification No.)



                          15660 North Dallas Parkway
                                   Suite 500
                              Dallas, Texas  75248
         (Address, including zip code, of principal executive offices)

      Registrant's telephone number, including area code:  (972) 770-6401

                                Not applicable
        (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

    On May 2, 2001, Lone Star Technologies, Inc. ("Lone Star") announced in a press release (the "Press Release") that it and a significant stockholder had sold 1,000,000 and 500,000 shares, respectively, of Lone Star common stock through Bear, Stearns & Co., Inc. as the underwriter, under a previously filed universal shelf registration statement.

    The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    Not applicable.

    (b)    PRO FORMA FINANCIAL INFORMATION.

    Not applicable.

    (c)    EXHIBITS.

99.1 Press Release dated May 2, 2001, announcing the sale of 1,500,000 shares of Lone Star common stock through Bear, Stearns & Co. Inc.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       LONE STAR TECHNOLOGIES, INC.

                                       By:  /s/ Charles J. Keszler
                                       ----------------------------------
                                            Charles J. Keszler
                                            Vice President - Finance and
                                            Chief Financial Officer

Date:   May 2, 2001

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                               INDEX TO EXHIBITS

Item
Number      Exhibit
------      -------
99.1        Press Release dated May 2, 2001, announcing the sale of 1,500,000 shares of Lone Star common stock through Bear, Stearns & Co. Inc..